UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza, 8th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

Pricing Press Release

On August 7, 2018, Hyatt Hotels Corporation (the “Company”) issued a press release announcing that it had priced its public offering (the “Offering”) of $400,000,000 million principal amount of 4.375% Senior Notes due 2028 (the “Notes”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 8.01. Other Events.

Underwriting Agreement

The Notes will be sold pursuant to an Underwriting Agreement, dated as of August 7, 2018 (the “Underwriting Agreement”), by and among the Company and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the Offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement on Form S-3 (Registration No. 333-221740) filed with the Securities and Exchange Commission.

Redemption of the 2019 Notes

On August 8, 2018, the Company gave notice of its intention to redeem all of the Company’s outstanding 6.875% Senior Notes due 2019 (the “2019 Notes”). The 2019 Notes will be redeemed on a redemption date at a redemption price, which will be paid on a redemption payment date, each as set forth in a notice of redemption. In accordance with the indenture governing the 2019 Notes, the trustee for the 2019 Notes has delivered the notice of redemption to the holders of the 2019 Notes. The notice of redemption to the holders of the 2019 Notes is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of August 7, 2018, among the Company and Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

99.1	Press release of the Company, dated August 7, 2018.

99.2	Notice of Redemption to Holders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: August 8, 2018	By:	/s/ Patrick J. Grismer
Patrick J. Grismer
Executive Vice President, Chief Financial Officer